LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JANUARY 17, 2017

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MAY 1, 2016, OF

ENTRUSTPERMAL ALTERNATIVE SELECT VIT PORTFOLIO, CLASS I AND

ENTRUSTPERMAL ALTERNATIVE SELECT VIT PORTFOLIO, CLASS II

The fund’s Board of Trustees has determined that it is in the best interests of the fund and its shareholders to terminate the fund. The fund is expected to cease operations on or about June 2, 2017. Before the termination is effected, and at the discretion of fund management, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective.

Shares of the fund will be closed to purchases and incoming exchanges as of April 28, 2017, except for the reinvestment of dividends and distributions, if any.

Shareholders of the fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the fund’s net asset value per share. Each shareholder who remains in the fund until termination will receive a liquidating distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds.

Please contact your insurance company or retirement plan provider to consider options that may be available for the re-allocation of your assets.

This supplement supersedes the supplement to the prospectus and statement of additional information dated January 9, 2017.

Please retain this supplement for future reference.

PRML332606